EXHIBIT 10.1

ALFACELL CORPORATION

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of October 19, 2009, by and among Alfacell Corporation, a Delaware corporation (the “Company”), and the investors identified on the signature pages hereto (each, a “Purchaser”, and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company desires to issue up to 65 units (the “Units”), in a private placement (this “Offering”), each Unit consisting of (i) $50,000 principal amount of 5% Senior Secured Convertible Promissory Notes (the “Notes”) in the form attached as Exhibit A hereto, convertible into shares of the Company’s common stock, par value $.001 per share (“Common Stock”), (ii) three-year Series A Common Stock Purchase Warrants (the “Series A Warrants”) in the form attached as Exhibit B hereto, to purchase in the aggregate that number of shares of Common Stock initially issuable upon conversion of the aggregate amount of Notes issued as part of the Unit, at an exercise price of $.15 per share, and (iii) five-year Series B Common Stock Purchase Warrants (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) in the form attached as Exhibit C hereto, to purchase in the aggregate that number of shares of Common Stock initially issuable upon conversion of the aggregate amount of Notes issued as part of the Unit, at an exercise price of $.25 per share;

WHEREAS, the Notes will initially be convertible into shares of Common Stock at a conversion price equal to $.15 per share;

WHEREAS, the Notes will be secured by the assets of the Company pursuant to a Security Agreement in the form attached as Exhibit D hereto (the “Security Agreement”), between the Company and James McCash, as collateral agent for the Purchasers (the “Agent”);

WHEREAS, the Purchasers will appoint the Agent to act as collateral agent for the subscribers under the Security Agreement pursuant the terms set forth herein; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Purchasers are executing and delivering an Investor Rights Agreement, substantially in the form attached hereto as Exhibit E (the “Investor Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Investor Rights Agreement);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Escrow Parties (as defined herein) are executing and delivering an Escrow Agreement, substantially in the form attached hereto as Exhibit F (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

AGREEMENT TO PURCHASE AND SELL UNITS.

(a)

Agreement to Purchase and Sell Securities.  Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below), at a price of $50,000 per Unit the number of Units, and the corresponding principal amount of Notes and Warrants to purchase the corresponding number of shares of Common Stock identified on the signature pages hereto.

(b)

Obligations Several, Not Joint.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  The decision of each of the Purchasers to purchase the Units pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser shall be entitled to independently protect and enforce such Purchaser’s rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

2.

CLOSING.

Subject to the satisfaction of the conditions to Closing set forth in this Agreement, the purchase and sale of the Units shall take place at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., New York City time, on October 19, 2009, or at such other time and place as the Company and the Purchasers purchasing a majority of the principal amount of the Notes mutually agree (which time and place are referred to in this Agreement as the “Closing”).   The date of the Closing hereunder is referred to herein as the “Closing Date”.  On the Closing Date, the Company shall, against such payment for the Units, deliver to each Purchaser the Notes and Warrants purchased hereunder.

3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Purchaser that as of the date hereof (except with respect to any representations and warranties that speak as of a specified date, which shall be true and correct as of such date):

(a)

Organization Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (i) own, operate and occupy its properties and to carry on its business as presently conducted and (ii) enter into this Agreement, the Notes, the Warrants, the Security Agreement, the Investor Rights Agreement, the Escrow Agreement and all other agreements, instruments and documents contemplated hereby (collectively, the “Transaction Documents”), and to consummate the transactions contemplated hereby and thereby.  The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means a material adverse effect on, or a material adverse change in, the business, operations, financial condition, results of operations, properties, prospects, assets or liabilities of the Company, taken as a whole, or on the transactions contemplated hereby and the other agreements, instruments and documents contemplated hereby or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(b)

Capitalization.  The capitalization of the Company, prior to the issuance of the Units, is as follows:

(i)

The authorized capital stock of the Company consists of 100 million shares of Common Stock, and one million shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

(ii)

As of September 30, 2009, the issued and outstanding capital stock of the Company consisted of (A) 47,313,880 shares of Common Stock and (B) no shares of Preferred Stock.  The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

(iii)

As of September 30, 2009, the Company had three equity incentive plans:  the 2004 Stock Incentive Plan, the 1997 Stock Option Plan  and the 1993 Stock Option Plan (collectively, the "Plans").  As of September 30, 2009, the Company had (1) 4,161,900 shares of Common Stock reserved for issuance upon exercise of outstanding options, (2) 8,075,493 shares of Common Stock reserved for issuance upon exercise of outstanding warrants, and (3) 5,012,500 shares reserved for issuance under the Plans.  Each stock option granted by the Company (i) was granted in accordance with the terms of the applicable Plan, and (ii) was granted with an exercise price at least equal to the fair market value of the Common Stock on the date such option would be considered granted under generally accepted accounting principles in the United States and applicable law (that is, no option has been backdated).  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its financial results or prospects.   Except as set forth in this Section 3(b) and Section 3(b) of the disclosure letter dated October 19, 2009, attached hereto as Exhibit G (the “Disclosure Letter”), there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

(iv)

Except as set forth in Section 3(b) of the Disclosure Letter (i)  there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions; (ii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Units; (iii) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; and (iv) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness, other than trade credit and other indebtedness incurred in the ordinary course of business, of the Company or by which the Company is or may become bound.  There are no shareholder agreements, voting agreements, or other similar arrangements, with respect to the Company’s capital stock to which the Company is a party or, to the Company’s knowledge, between or among any of the Company’s stockholders.

(c)

Subsidiary.  The Company does not have any Subsidiaries, and the Company does not own any capital stock of, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, any person or entity.  As used herein "Subsidiaries" means any entity in which the Company, directly or indirectly, owns any capital stock or holds an equity or similar interest

(d)

Due Authorization.  All corporate actions on the part of the Company necessary for (i) the authorization, execution, delivery of, and the performance of all obligations of the Company under each of the Transaction Documents, and (ii) the authorization, issuance, reservation for issuance and delivery of all of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (collectively, the “Shares”), have been taken, and each of the Transaction Documents constitutes (or will constitute upon execution by the Company) the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

(e)

Valid Issuance of Shares.

(i)

Shares.  The Shares will be, upon conversion of the Notes and exercise of the Warrants, as applicable, in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable free and clear from all taxes, liens, claims and encumbrances with respect to the issuance of the Shares and will not be subject to any preemptive rights or similar rights; provided that prior to the time of conversion of the Notes and exercise of the Warrants, as applicable, the Company’s certificate of incorporation shall be amended to increase the authorized shares of Common Stock to such number that will permit the Company to satisfy its obligations to issue shares upon such conversion and exercise, as applicable.

(ii)

Compliance with Securities Laws.  Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Units will be issued and sold to the Purchasers in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) ..

(f)

Governmental Consents.  Except as set forth in Section 3(f) of the Disclosure Letter, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority (each, a “Governmental Entity”) on the part of the Company is required in connection with the issuance and sale of the Units to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, except such filings as have been made prior to the date hereof, and such additional post-Closing filings as may be required to comply with applicable state and federal securities laws.

(g)

Non-Contravention.  The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, do not (i) contravene or conflict with any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company, or the bylaws of the Company; (ii) assuming the accuracy of the representations and warranties made by the Purchasers in Section 4 hereof, constitute a violation in any respect of any provision of any federal, state, local or foreign law, rule, regulation, order, judgment or decree applicable to the Company; or (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) or require any consent under, give rise to any right of termination, amendment, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license or similar right relating to the Company or by which the Company may be bound or affected.

(h)

Litigation.  Except as set forth in Section 3(h) of the Disclosure Letter, there is no material action, suit, proceeding, claim, arbitration or investigation pending or, to the Company’s knowledge, threatened:  (i) against the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer’s, director’s or employee’s relationship with, or actions taken on behalf of, the Company, or (ii) that seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement.  The Company is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  Except as set forth in Section 3(h) of the Disclosure Letter, the Company has, to the Company’s knowledge,  in all material respects, complied with all laws, regulations and orders applicable to its business, including Pharmaceutical Laws (as defined below), and has all material permits and licenses required thereby.  “Pharmaceutical Laws” shall mean any federal, state, local or foreign law, statute, rule or regulation relating to the development, commercialization and sale of pharmaceutical and biotechnology products and devices, including all applicable regulations of the U.S. Food and Drug Administration (the “FDA”).

(i)

Compliance with Law and Charter Documents; Regulatory Permits.  The Company is not in violation or default of any provisions of its certificate of incorporation, bylaws or similar organizational document, as applicable.  The Company has, to the Company’s knowledge, materially complied and is currently in material compliance with all applicable judgments, decrees, statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company’s business or property, and the Company has not received notice that it is in violation of any statute, rule or regulation of any governmental authority applicable to it, including without limitation, all applicable rules and regulations of the FDA.  Except as set forth in Section 3(i) of the Disclosure Letter, the Company, to the Company’s knowledge, is not in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which default would be reasonably likely to have a Material Adverse Effect.  The Company possesses all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct its business as described in the SEC Documents (as defined below), except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(j)

FDA Matters.  Except as set forth in Section 3(j) of the Disclosure Letter, the human clinical trials and other preclinical tests conducted by the Company or in which the Company has participated, and such studies and tests conducted on behalf of the Company and that the Company has relied on or intends to rely on in support of regulatory clearance or approval by the FDA or foreign regulatory agencies, to the Company’s knowledge, were and are being conducted in all material respects in accordance with accepted industry standards for experimental protocols, procedures and controls as generally used by qualified experts in the preclinical or clinical study of pharmaceutical products as applied to comparable products to those being developed by the Company.

(k)

SEC Documents.

(i)

Reports.  Except as set forth in Section 3(k) of the Disclosure Letter, the Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder.  The Company has filed on the SEC’s EDGAR system, prior to the date hereof, its Annual Report on Form 10-K for the fiscal year ended July 31, 2008 (the “Form 10-K”), its quarterly reports on Form 10-Q for the fiscal quarters ended October 31, 2008, January 31, 2009 and April 30, 2009 (the “Form 10-Qs”), and any Current Report on Form 8-K (“Form 8-Ks”) required to be filed by the Company with the SEC for events occurring during the two (2) years prior to the date hereof (the Form 10-K, Form 10-Qs and Form 8-Ks, together with all exhibits, schedules and other attachments that are filed with such documents, are collectively referred to herein as the “SEC Documents”).  Each SEC Document, as of its date (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Each SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States (“GAAP”), during the periods involved (except in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended.  Except as set forth in Section 3(k) of the Disclosure Letter, the Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date of this Agreement and to which the Company is a party or by which the Company is bound which has not been previously filed or incorporated by reference as an exhibit to the SEC Documents.

(ii)

Sarbanes-Oxley.  The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as of the date hereof.  Such certifications contain no exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any Governmental Entity questioning or challenging the accuracy of such certifications.  The Company is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued thereunder by the SEC.

(l)

Absence of Certain Changes.  Except as set forth in Section 3(l) of the Disclosure Letter or in the SEC Documents, since July 31, 2008, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

(i)

Any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company;

(ii)

any repurchase, redemption or other acquisition by the Company of any outstanding shares of the Company’s capital stock;

(iii)

any damage, destruction or loss to the Company’s properties or assets, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

(iv)

any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

(v)

any material change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC;

(vi)

any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject that could be expected to have a Material Adverse Effect;

(vii)

any other event or condition of any character, except for such events and conditions that have not resulted, and are not reasonably expected to result either individually or collectively, in a Material Adverse Effect;

(viii)

any sale of any assets, individually or in the aggregate, in excess of $10,000 outside of the ordinary course of business; or

(ix)

any capital expenditures, individually or in the aggregate, in excess of $10,000 outside of the ordinary course of business.

(m)

Intellectual Property.  To the Company’s knowledge, the Company owns or possesses sufficient rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, or other intellectual property (collectively, “Intellectual Property”), which are necessary to conduct its business as currently conducted, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect.  To the Company’s knowledge, the Company has not infringed any patents of others with respect to any Intellectual Property which, either individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and, except as set forth in Section 3(m) of the Disclosure Letter, no patent owned or licensed by the Company is unenforceable or invalid.  To the Company’s knowledge, there is no claim, action or proceeding against the Company with respect to any Intellectual Property.  The Company has no actual knowledge of any infringement or improper use by any third party with respect to any Intellectual Property of the Company which would reasonably be expected to result in a Material Adverse Effect.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of such of its Intellectual Property as the Company is required to keep secret.  Except as set forth in Section 3(m) of the Disclosure Letter, none of the Company’s Intellectual Property has expired or terminated.  All of the patent assignments concerning the Intellectual Property which are of record in the United States Patent and Trademark Office as to which the Company is the assignee are believed to be valid and binding obligations of the assignor(s).

(n)

Registration Rights.  Except as provided in the Investor Rights Agreement or as set forth on Section 3(n) of the Disclosure Letter, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

(o)

Title to Property and Assets.  The properties and assets of the Company are owned by the Company and, to the Company’s knowledge, are free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent and (ii) liens, encumbrances and security interests that are in the ordinary course of business and do not materially detract from the value of the properties and assets of the Company, taken as a whole.  With respect to the property and assets it leases, except as set forth on Section 3(o) of the Disclosure Letter, the Company is in compliance with such leases in all material respects and such leases are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(p)

Taxes.  The Company has filed or has obtained currently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are complete and accurate in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company, taken as a whole.  No material controversy with respect to taxes of any type with respect to the Company is pending or, to the Company’s knowledge, threatened.  The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes).  The Company does not have any material tax liability relating to income, properties or assets of the Company as of the Closing that is not adequately provided for.

(q)

Insurance.  The Company maintains insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect in all material respects. The Company has not been refused any insurance coverage sought or applied for and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(r)

Labor Relations.

(i)

No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(ii)

The Company is not a party to any collective bargaining agreement or employs any member of a union.  No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company.  No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

(iii)

The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(s)

Internal Accounting Controls; Disclosure Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  During the twelve months prior to the date hereof the Company has not received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company.

(t)

Transactions with Affiliates.  Except as set forth in Section 3(t) of the Disclosure Letter, none of the officers, directors or employees of the Company has entered into any transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the SEC.

(u)

General Solicitation.  Neither the Company, nor any of its affiliates, nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Units.

(v)

No Integrated Offering.  Neither the Company, nor any affiliate of the Company, nor, to the Company’s knowledge any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act, or any applicable stockholder approval provisions.

(w)

Investment Company.  The Company is not now, and after the sale of the Units under this Agreement and the application of the net proceeds from the sale of the Units will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)

Market.  The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Units or the Shares.

(y)

Application of Anti-Takeover Provisions.  There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) that would become applicable to the Purchasers as a result of the issuance of the Shares.

(z)

Registration Matters.  The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act.

(aa)

Environmental Matters.

(i)

The Company has complied, to the Company’s knowledge, in all material respects with all applicable Environmental Laws (as defined below).  There is no pending or, to the Company’s knowledge, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company.  “Environmental Law” means any federal, state, local or foreign law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to (A) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (B) air, water and noise pollution; (C) groundwater and soil contamination; (D) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (E) the protection of wild life, marine life and wetlands, including all endangered and threatened species; (F) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (G) health and safety of employees and other persons; or (H) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances, or oil or petroleum products or solid or hazardous waste.  As used above, the terms “release” and “environment” shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).

(ii)

To the Company’s knowledge, the Company does not have any material liabilities or material obligations arising from the release of any Materials of

Environmental Concern (as defined below) into the environment.  “Materials of Environmental Concern” shall mean any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

(iii)

The Company is not a party to or bound by any court order, administrative order, consent order or other agreement between the Company and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

(iv)

There is no material environmental liability, to the Company’s knowledge, of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

(bb)

Benefit Plans.  Except as set forth in Section 3(bb) of the Disclosure Letter, neither the Company nor any Plan Affiliate (as defined below) has maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any material Employee Benefit Plan (as defined below), whether written, oral, voluntary or pursuant to a collective bargaining agreement or law, under which the Company has any unfunded liability, nor has the Company otherwise failed to meet any of its material obligations under any Employee Benefit Plan.  “Plan Affiliate” means any person or entity with which the Company constitutes all or part of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as each of those terms are defined in Section 414 of the Code.  “Employee Benefit Plan” means, collectively, each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, health or other medical, life, disability or other insurance, supplemental unemployment benefit, profit sharing, pension, retirement, supplemental retirement or other employee benefit plan, program, agreement or arrangement, whether written or unwritten, formal or informal, maintained or contributed to or required to be contributed to by any person for the benefit of any employee or former employee of the Company or its affiliates or their dependants or beneficiaries, as well as the compensation practices and policies regarding vacations, sick leaves, leaves of absence and all perquisites of employment other than those mandated by any legal requirement and shall include to the extent applicable to the Company, without limitation, “Employee Pension Benefit Plans” (as defined in Section 3(2) of ERISA (as defined below), “Employee Welfare Benefit Plan” (as defined in Section 3(1) of ERISA) and “Multi-employer Plan” (as defined in section 3(37) of ERISA)), but shall exclude any such arrangements or perquisites that do not exceed, individually or in the aggregate, $300 per month per any particular person.  “ERISA” means the Employee Retirement Income Security Act of 1974 and any law of any foreign jurisdiction of similar import.  The Company has made all “matching” contributions required pursuant to the terms of the Company’s 401(k) plan or otherwise promised to employees (in writing or orally).

(cc)

Foreign Corrupt Practices Act; Etc.  To the Company’s knowledge, each of the Company and its respective officers, directors, employees, agents and other person acting on behalf of the Company are in compliance with and have not violated the Foreign

Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder, or any similar laws of any foreign jurisdiction.  To the Company's knowledge, no governmental or political official in any country is or has been employed by, or acted as a consultant to or held any beneficial ownership interest in the Company.  The Company and its respective officers, directors, employees and agents are in compliance with and have not violated the U.S. money laundering laws or regulations, the U.S. Bank Secrecy Act, as amended by the USA Patriot Act of 2001 (including any recordkeeping or reporting requirements thereunder), or the anti-money laundering laws or regulations of any jurisdiction.

(dd)

Brokers.  The Company has not engaged any brokers, finders or agents, or incurred, or will incur, directly or indirectly, any liability for brokerage or finder’s fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

4.

REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF EACH PURCHASER.  Each Purchaser hereby represents and warrants, severally and not jointly, to the Company, and agrees that:

(a)

Organization, Good Standing and Qualification.  To the extent a Purchaser is an entity, the Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Purchaser has all power and authority required to enter into this Agreement and each other Transaction Document to which it is a party, and to consummate the transactions contemplated hereby and thereby.

(b)

Authorization.  The execution of this Agreement and the performance by the Purchaser of the transactions contemplated by this Agreement and the Transaction Documents have been duly authorized by all necessary action on the part of the Purchaser.  This Agreement and each Transaction Document to which it is a party has been duly executed by the Purchaser and  constitutes the Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and  the effect of rules of law governing the availability of equitable remedies.

(c)

Purchase for Own Account.  The Units are being acquired without a view to the resale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act and in compliance with applicable federal and state securities laws.  To the extent a Purchaser is an entity, the Purchaser represents that it has not been formed for the specific purpose of acquiring the Units.  Notwithstanding the foregoing, the parties hereto acknowledge the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such securities in compliance with applicable federal and state securities laws and the laws of any other applicable jurisdiction, and as otherwise contemplated by this Agreement.

(d)

Investment Experience.  The Purchaser understands that the purchase of the Units involves substantial risk.  The Purchaser has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Units and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Units and protecting its own interests in connection with this investment, and has so evaluated the merits and risks of such investment.

(e)

Accredited Investor Status.  At the time the Purchaser was offered the Units, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(f)

Reliance Upon Purchaser’s Representations.  The Purchaser understands that the issuance and sale of the Units to it will not be registered under the Securities Act, the securities laws of any State of the United States or the securities laws of any other applicable jurisdiction, on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and exempt from any comparable registration requirement under the securities laws of any other applicable jurisdiction, and that the Company’s reliance on such exemption is based on each Purchaser’s representations set forth herein.

(g)

Receipt of Information.  The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Units, the business, properties, prospects, management and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Units.  Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of such information and the Company’s representations and warranties contained in this Agreement.

(h)

Restricted Securities.  The Purchaser understands that neither the Units nor the Shares have been registered under the Securities Act or the securities laws of any State ..

(i)

Reliance on Exemptions.  The Purchaser understands that the Units and the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Units and the Shares.

(j)

No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(k)

Regulation M.  Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(l)

Legend.  (i) The Purchaser agrees that the Notes, Warrants and certificates for the Shares shall bear a legend substantially as follows:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY EVIDENCE REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

Certificates evidencing the Shares shall not contain any legend (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144(b)(1) or (iv) if such legend is not required under applicable requirements of the Securities Act.  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the date on which a registration statement with respect to the Shares is declared effective (the “Effective Date”) if such legal opinion is required by the Company’s transfer agent to effect the removal of the legend hereunder.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4(l), it will, no later than five (5) Business Days following the delivery by a Purchaser to the Company or to the Company’s transfer agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 4(h) or this Section 4(l).  As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing the Shares as set forth in this Section 4(l) is predicated upon the Purchaser’s covenant that the Purchaser only will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(m)

Escrow Account.

(i)

Each of the McCash Purchasers (as defined herein) and Charles Muniz, each a Purchaser hereto (together the “Escrow Parties”), hereby appoints James McCash as its representative of the Escrow Parties (the “Escrow Parties Representative”) and authorizes the Escrow Parties Representative to act on their behalf and to bind them under the Escrow Agreement, and to exercise such powers as are delegated to the Escrow Parties Representative by the terms of the Escrow Agreement, together with such actions and powers as are reasonably incidental thereto.  For purposes of this Agreement, the “McCash Purchasers” shall include the Mary M. McCash Trust Declaration Declared October 20, 2008, the Michael J. McCash Living Trust, Colleen A. Lowe, Corinne M. Poquette and David J. McCash.

(ii)

The Escrow Parties Representative shall not have any duties or obligations except those expressly set forth in the Escrow Agreement.  Without limiting the generality of the foregoing, (a) the Escrow Parties Representative shall not be subject to any fiduciary or other implied duties, regardless of whether a default has occurred and is continuing, (b) the Escrow Parties Representative shall not have any duty to take any discretionary action or exercise any discretionary powers, and (c) except as expressly set forth in the Escrow Agreement, the Escrow Parties Representative shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Escrow Parties.  The Escrow Parties Representative shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with the Escrow Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with the Escrow Agreement, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in the Escrow Agreement or (iv) the validity, enforceability, effectiveness or genuineness of the Escrow Agreement or any other agreement, instrument or document.

(iii)

The Escrow Parties Representative shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person.  The Escrow Parties Representative also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper person, and shall not incur any liability for relying thereon.  The Escrow Parties Representative may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

5.

COVENANTS.

(a)

Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

(b)

Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Units as required under Regulation D.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Units for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(c)

Reservation of Shares.  The Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to the numbers of shares issuable upon conversion of the Notes and exercise of the Warrants (the “Required Reserve Amount”) for issuance upon any such conversion or exercise.  If at any time while the Notes or Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount, then the Company shall use its best efforts to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes and Warrants then outstanding.  It is acknowledged by each Purchaser that (i) the Company will not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount as of the Closing Date and (ii) the Company will be required to obtain a vote of its stockholders holding a majority of its outstanding Common Stock to approve an amendment to its certificate of incorporation (the “Certificate of Amendment”) to increase its authorized Common Stock.  It is understood and agreed that the Company will seek stockholder approval of the Certificate of Amendment on or prior to February 28, 2010.  It is hereby agreed to by each Purchaser that in connection with such stockholder approval, each such Purchaser shall (i) take all reasonable actions and use its best efforts to cause the Company to hold a meeting of its stockholders to approve the Certificate of Amendment, including causing the Purchaser’s Board Designee (as defined below), as applicable, to recommend that the Company’s stockholders approve the Certificate of Amendment and (ii) cause all shares owned by such Purchaser, including shares owned by such Purchaser’s affiliates, representatives and family members, to be voted in favor of the Certificate of Amendment.

6.

INDEMNIFICATION.  The Company hereby agrees to indemnify, exonerate and hold each Purchaser and each of their respective officers, directors, employees and agents (collectively herein called the “Indemnitees” and individually called an “Indemnitee”), free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorney’s fees and disbursements (collectively herein called the “Indemnified Liabilities”), incurred by the Indemnitees or any of them as a result of, or arising out of, any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by the Company in the Transaction Documents, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

7.

CONDITIONS TO THE PURCHASER’S OBLIGATIONS AT CLOSING.  The obligations of each Purchaser to purchase Units under Section 1(a) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)

Representations and Warranties.  Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof (except for representations and warranties that speak as of a specific date) (provided, however, that such materiality qualification shall only apply to representations or warranties not otherwise qualified by materiality or Material Adverse Effect) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing (except for representations and warranties that speak as of a specific date).

(b)

Performance.  The Company shall have performed and complied  in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and shall have obtained all approvals, consents and qualifications necessary to complete the sale described herein.

(c)

Compliance Certificate.  The Company will have delivered to the Purchasers a certificate signed on its behalf by its President or Chief Financial Officer certifying that the conditions specified in Sections 7(a) and 7(b) hereof with respect to the Company have been fulfilled.  It is understood that the Company’s President and Chief Financial Officer is a Purchaser.

(d)

Securities Exemptions.  The offer and sale of the Units to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state and foreign securities laws.

(e)

No Suspension of Trading of Common Stock.  The Common Stock of the Company shall be quoted on The Pink Sheets, LLC.

(f)

Company Good Standing Certificate.  The Company shall have delivered to the Purchasers a certificate from the Secretary of State of the State of Delaware dated as of a recent date, with respect to the good standing of the Company in such State.

(g)

Reservation of Shares.  To the extent the Company has available authorized and unreserved shares of Common Stock, the Required Reserve Amount shall have been duly authorized and reserved for issuance upon conversion of the Notes or exercise of the Warrants.

(h)

Executive Officer’s Certificate.  The Company shall have delivered to the Purchasers, a copy of a certificate of the Company executed by the President or Chief Financial Officer of the Company attaching and certifying to the truth and correctness of (A) the Certificate of Incorporation, (B) the Bylaws and (C) the resolutions adopted by the Company’s Board of Directors (the “Board”) in connection with the transactions contemplated by this Agreement.

(i)

Investor Rights Agreement.  The Company shall have duly executed and delivered to such Purchaser the Investor Rights Agreement.

(j)

Escrow Agreement.  The Company shall have duly executed and delivered to such Purchaser the Escrow Agreement executed by the Company.

(k)

Notes and Warrants.  The Company shall have duly executed and delivered to such Purchaser the Note and Warrants.

(l)

Muniz Employment Agreement.  The Company shall have entered into an employment agreement with Charles Muniz, the Company’s President, Chief Executive Officer and Chief Financial Officer, upon terms reasonably acceptable to the Purchasers.

(m)

Shogen Retirement Agreement.  The Company and Kuslima Shogen shall have entered into an amendment to that certain Retirement Agreement, dated as of April 25, 2008, upon terms reasonably acceptable to the Purchasers.

(n)

Board Size; Appointment.  Within a reasonable period of time following the Closing, the Company shall have taken all action necessary to cause (i) a designee of the McCash Purchasers (the “McCash Designee”) and (ii) a designee of Europa International Inc. (the “Europa Designee” and together with the McCash Designee, the “Board Designees”) to each be appointed to the Board.  Additionally, the members of the Board as of the date hereof other than David Sidransky and Charles Muniz shall provide the Board with an executed statement in the form attached hereto as Exhibit H.

(o)

No Statute or Rule Challenging Transaction.  No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

8.

CONDITIONS TO THE OBLIGATIONS OF THE COMPANY CLOSING.  The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)

Representations and Warranties.  The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such qualification shall only apply to representations and warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

(b)

Securities Exemptions.  The offer and sale of the Units to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state and foreign securities laws.

(c)

Payment of Purchase Price.  The Purchasers shall have delivered to the Company by wire transfer of immediately available funds, full payment of the purchase price for the Units; provided that $1.6 million of the Purchase Price shall be deposited into an escrow account (“Escrow Account”), which shall be established pursuant to the Escrow Agreement.

(d)

Escrow Agreement.  The Purchasers shall have delivered to the Company the Escrow Agreement executed by the Escrow Parties Representative and the Escrow Agent (as such term is defined in the Escrow Agreement).

(e)

No Statute or Rule Challenging Transaction.  No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

9.

AGENT

(a)

Appointment.  Each Purchaser hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf, act on behalf of the Purchasers with respect to any Collateral and the Additional Documents (each as defined in the Security Agreement) and to exercise such powers as are delegated to the Agent by the terms of the Transaction Documents and the Additional Documents, together with such actions and powers as are reasonably incidental thereto.

(b)

Duties.  The Agent shall not have any duties or obligations except those expressly set forth in the Transaction Documents.  Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, and (c) except as expressly set forth in the Transaction Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any party to the Transaction Documents.  The Agent shall be deemed not to have knowledge of any default unless and until written notice thereof is given to the Agent by the Borrower or any Secured Party (each as defined in the Security Agreement), and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Transaction Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Transaction Document, (iv) the validity, enforceability, effectiveness or genuineness of any Transaction Document or any other agreement, instrument or document, or (v) the creation, perfection or priority of liens on the Collateral or the existence of the Collateral.

(c)

Liability.

(i)

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person.  The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper person, and shall not incur any liability for relying thereon.  The Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(ii)

Each Secured Party acknowledges that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Transaction Documents.  Each Secured Party also acknowledges that it will, independently and without reliance upon the Agent and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Transaction Document or related agreement or any document furnished hereunder or thereunder.

10.

MISCELLANEOUS.

(a)

Successors and Assigns.  The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  The Company shall not be permitted to assign this Agreement or any of its respective rights or obligations hereunder.

(b)

Governing Law; Submission to Jurisdiction.  This Agreement will be governed by and construed and enforced under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  The Company hereby irrevocably and unconditionally submits, for itself and its property to the exclusive jurisdiction of any New York State court or federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement.

(c)

Survival.  The representations and warranties contained in this Agreement shall survive the Closing and the delivery of the Notes and Warrants and the issuance of the Shares.

(d)

Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(e)

Headings.  The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this

Agreement.  All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.

(f)

Notices.  Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile directed (1) if to a Purchaser, at the Purchaser’s address or facsimile number set forth on the signature pages hereto, or at such address or facsimile number as the Purchaser may designate by giving at least ten (10) days’ advance written notice to the Company or (2) if to the Company, to its address or facsimile number set forth below, or at such other address or facsimile number as the Company may designate by giving at least ten (10) days’ advance written notice to the Purchasers, with a copy to Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018-1405, tel: (212) 813-8000 and fax: (212) 355-3333, Attn: Kevin Collins.  All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three days after being placed in the mail, if mailed, or (iii) confirmation of facsimile transfer, if faxed.

The address of the Company for the purpose of this Section 9(f) is as follows:

Alfacell Corporation
300 Atrium Drive
Somerset, New Jersey 08873
Tel: (732) 652-4525
Fax: (732) 652-4575
Attention: Charles Muniz

(g)

Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Purchasers holding at least a majority of the total aggregate number of the Shares then held by or issuable to the Purchasers; provided, however, any amendment to this Agreement that disproportionately adversely affects any Purchaser shall require the prior written consent of such Purchaser.  Any amendment effected in accordance with this Section 9(g) will be binding upon the Company, each Purchaser and their respective successors and permitted assigns.

(h)

Severability.  If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(i)

Entire Agreement.  This Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

(j)

Meaning of Include and Including.  Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.

(k)

Fees, Costs and Expenses.  Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Transaction Documents; provided, however, that the Company shall, at the Closing, reimburse the reasonable fees of and expenses (up to a maximum of $7,500) of one counsel acting for all of the Purchasers in connection with the preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby; provided that such payment obligation shall be subject to the delivery by the Purchasers to the Company of reasonable documentation evidencing such fees and disbursements.

(l)

8-K Filing; Press Release and Publicity.  As soon as practicable following the execution of this Agreement, but in no event later than 8:30 a.m., eastern time, on the day following the execution of this Agreement, the Company shall issue and publicly disseminate the Press Release (defined below), and file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and attaching this Agreement, the Notes, the Warrant and the Press Release as exhibits to such filing (the “8-K Filing” including all attachments).  Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement; provided, however, that the Company shall be required, without the prior approval of any Purchaser, to issue a press release (the “Press Release”) in accordance with Rule 135(c) under the Securities Act with respect to the consummation of the transactions contemplated by this Agreement (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable laws and regulations; and, provided further, that neither the Press Release nor any other release may identify a Purchaser unless such Purchaser has consented thereto in writing, or except as required by law.

(m)

Waivers.  No waiver by any party to this Agreement of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date and year first above written.

ALFACELL CORPORATION

By:	/s/ Charles Muniz
Name:	Charles Muniz
Title:	President, Chief Executive Officer
and Chief Financial Officer

[SIGNATURE PAGE FOR PURCHASERS FOLLOW]

Company Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: EUROPA INTERNATIONAL, INC.

By:	/s/ Fred Knoll
Name:	Fred Knoll
Title:	Knoll Capital Management, Investment Manager for Europa Int’l, Inc.

Number of Units: 15
Principal Amount of Notes: $750,000
Number of Shares Underlying Series A Warrants: 5,000,000
Number of Shares Underlying Series B Warrants: 5,000,000

Address: c/o Knoll Capital Management
1114 Avenue of the Americas, 45th Fl.
New York, New York 10036

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: CHARLES MUNIZ

By:	/s/ Charles Muniz
Name:	Charles Muniz

Number of Units: 20
Principal Amount of Notes: $1,000,000
Number of Shares Underlying Series A Warrants: 6,666,666
Number of Shares Underlying Series B Warrants: 6,666,666

Address: 2358 S. Ocean Blvd.
Highland Beach, Florida 33487

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: UNILAB LP

Authorized Signatory

By:	/s/ F. Patrick Ostronic
Name:	F. Patrick Ostronic
Title:	Director, Unilab GP Inc., General Partner for Unilab LP

Number of Units: 10
Principal Amount of Notes: $500,000
Number of Shares Underlying Series A Warrants: 3,333,333
Number of Shares Underlying Series B Warrants: 3,333,333

Address: 966 Hungerford Drive, Ste 3B
Rockville, MD 20850

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: MARY M. MCCASH TRUST DECLARATION DECLARED OCTOBER 20, 2008

By:	/s/ Mary M. McCash
Name:	Mary M. McCash
Title:	Trustee

Number of Units: 4
Principal Amount of Notes: $200,000
Number of Shares Underlying Series A Warrants: 1,333,333
Number of Shares Underlying Series B Warrants: 1,333,333

Address: 5660 Rush Road
Conover, Wisconsin 54519

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: THE MICHAEL J. MCCASH LIVING TRUST

By:	/s/ Michael J. McCash
Name:	Michael J. McCash
Title:	Trustee and Grantor

Number of Units: 4
Principal Amount of Notes: $200,000
Number of Shares Underlying Series A Warrants: 1,333,333
Number of Shares Underlying Series B Warrants: 1,333,333

Address: N 3810 South Grand Oak Road,
Iron Mountain, Michigan 4801

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: COLLEEN A. LOWE

By:	/s/ Colleen A. Lowe
Name:	Colleen A. Lowe
Title:

Number of Units: 4
Principal Amount of Notes: $200,000
Number of Shares Underlying Series A Warrants: 1,333,333
Number of Shares Underlying Series B Warrants: 1,333,333

Address: 13639 Bridle Trail Rd., Draper, Utah 84020

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: CORINNE M. POQUETTE

By:	/s/ Corinne M. Poquette
Name:
Title:

Number of Units: 4
Principal Amount of Notes: $200,000
Number of Shares Underlying Series A Warrants: 1,333,333
Number of Shares Underlying Series B Warrants: 1,333,333

Address: W 4454 County Road 573, Kulcan, Michigan 49892

Purchaser Signature Page to Securities Purchase Agreement

NAME OF PURCHASER: DAVID J. MCCASH

By:	/s/ David J. McCash
Name:	David J. McCash
Title:

Number of Units: 4
Principal Amount of Notes: $200,000
Number of Shares Underlying Series A Warrants: 1,333,333
Number of Shares Underlying Series B Warrants: 1,333,333

Address: 716 Hillcrest Drive, Iron Mountain, Michigan 49801

Purchaser Signature Page to Securities Purchase Agreement

EXHIBIT A

FORM OF
SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

FORM OF SERIES A COMMON STOCK PURCHASE WARRANT

EXHIBIT C

FORM OF SERIES B COMMON STOCK PURCHASE WARRANT

EXHIBIT D

SECURITY AGREEMENT

EXHIBIT E

INVESTOR RIGHTS AGREEMENT

EXHIBIT F

FORM OF ESCROW AGREEMENT

EXHIBIT G

DISCLOSURE LETTER

EXHIBIT H

I, ______________________, hereby agree to deliver my written resignation to the Board of Directors of Alfacell Corporation (the “Company”) upon written request received from David Sidransky; provided that such resignation shall be effective as of a date following the date hereof and prior to December 31, 2009.

________________________

Name:

Title: